CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Brandywine Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of Brandywine Fund, Inc. for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Brandywine Fund, Inc.



/s/William F. D' Alonzo
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William F. D' Alonzo
Chief Executive Officer
Brandywine Fund, Inc.

Dated: 04/20/2005
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A signed original of this written statement required by Section 906 has been provided by Brandywine Fund, Inc. and will be retained by Brandywine Fund, Inc. and furnished to the SEC or its staff upon request.

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Brandywine Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of Brandywine Fund, Inc. for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Brandywine Fund, Inc.

/s/Christopher G. Long
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Christopher G. Long
Chief Financial Officer
Brandywine Fund, Inc.

Dated: 04/20/2005
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A signed original of this written statement required by Section 906 has been provided by Brandywine Fund, Inc. and will be retained by Brandywine Fund, Inc. and furnished to the SEC or its staff upon request.